                                                                     EXHIBIT 4.8

================================================================================


                               D.R. HORTON, INC.,

                          THE GUARANTORS PARTY HERETO,

                                       AND

                           BNY WESTERN TRUST COMPANY,
                                       as
                                     Trustee


                                   ----------

                         SEVENTH SUPPLEMENTAL INDENTURE

                          Dated as of February 21, 2002

                                   ----------

                           Supplementing the Indenture
                                Dated May 6, 1998
                               with respect to the
                            9% Senior Notes Due 2008

================================================================================

         THIS SEVENTH SUPPLEMENTAL INDENTURE, dated as of February 21, 2002, by and among D.R. HORTON, INC., a Delaware corporation (the "Company"), the subsidiaries of the Company signatory hereto and BNY WESTERN TRUST COMPANY, as successor in interest to U.S. Trust Company of California, N.A., as trustee (the "Trustee").

                                    RECITALS

         WHEREAS, Schuler Homes, Inc., a Delaware corporation ("Schuler"), and the Guarantors signatory thereto executed and delivered the Indenture, dated as of May 6, 1998, as supplemented by the First Supplemental Indenture, dated as of February 26, 1999, the Second Supplemental Indenture, dated as of July 15, 1999, the Third Supplemental Indenture, dated as of July 27, 2000, the Fourth Supplemental Indenture, dated as of October 20, 2000, the Fifth Supplemental Indenture, dated as of June 21, 2001, and the Sixth Supplemental Indenture, dated as of October 4, 2001 (as supplemented, the "Indenture"), to the Trustee, pursuant to which Schuler issued $100,000,000 principal amount of 9% Senior Notes due 2008 (the "Securities");

         WHEREAS, on February 21, 2002, pursuant to the laws of the State of Delaware and in accordance with the terms of the Agreement and Plan of Merger, dated as of October 22, 2001, as amended (the "Merger Agreement"), by and between the Company and Schuler, Schuler was duly merged with and into the Company, with the Company continuing as the surviving corporation (the "Merger");

         WHEREAS, as a result of the Merger, the Company succeeded to all Obligations, duties and liabilities of Schuler under the Indenture and the Securities as if incurred or contracted by the Company;

         WHEREAS, the Company desires to amend the Indenture to provide for the assumption by the Company of all Obligations of Schuler pursuant to Section 5.01 of the Indenture and that all references to Schuler shall now, where appropriate, be references to "D.R. Horton, Inc.";

         WHEREAS, Schuler has a new Subsidiary, Western Pacific Housing, Inc. (formerly known as Schuler Homes Holdco, Inc.), a Delaware corporation ("WPHI"), which has been designated as a Restricted Subsidiary;

         WHEREAS, prior to the effective time of the Merger, pursuant to an Agreement and Plan of Merger, dated as of February 15, 2002, by and among WPHI, each of the limited partnerships identified therein, each of the limited liability companies identified therein, and WPH Management Co., Inc., a California corporation (collectively, the "Merged Guarantors"), the Merged Guarantors merged with and into WPHI, with WPHI as the surviving corporation;

         WHEREAS, each of the Merged Guarantors was a Guarantor under the Indenture;

         WHEREAS, the Company desires to amend the Indenture to provide for the assumption by WPHI of all Obligations of the Merged Guarantors pursuant to
Section 5.01 of the Indenture;

         WHEREAS, pursuant to Section 4.18 of the Indenture, the Company is required to cause any Subsidiary with a Consolidated Tangible Net Worth greater than $5,000,000 which is a Restricted Subsidiary to guarantee, simultaneously with its designation as a Restricted Subsidiary, the payment of the Securities pursuant to the terms of Article 10 and Exhibit B of the Indenture; and

         WHEREAS, the execution of this Seventh Supplemental Indenture has been duly authorized by the Boards of Directors of the Company and the Additional Guarantors (as defined herein) and all things necessary to make this Seventh Supplemental Indenture a legal, valid, binding and enforceable obligation of the Company and the Additional Guarantors according to its terms have been done and performed;

         NOW THEREFORE, for and in consideration of the premises, the Company and the Additional Guarantors covenant and agree with the Trustee for the equal and ratable benefit of the respective holders of the Securities as follows:

                                   ARTICLE I.

                                    SUCCESSOR

         1.1. The Company hereby assumes all the Obligations of Schuler under the Indenture and the Securities.

         1.2. The Indenture is hereby amended so that all references to Schuler shall, where appropriate, be deemed to be referenced to "D.R. Horton, Inc." and further amended to reflect such changes in phraseology or form as may be required thereby. Section 11.02 to the Indenture is hereby amended so that the references to the Company's address shall be deemed to be 1901 Ascension Blvd., Suite 100, Arlington, Texas 76006, Attention: Chief Financial Officer.

         1.3. Each series of Securities and each Guarantee under the Indenture shall be deemed "Designated Senior Indebtedness" and "Designated Guarantor Senior Indebtedness," respectively, for purposes of the Indenture, dated as of September 11, 2000, by and among the Company, the guarantors named therein and American Stock Transfer & Trust Company, as trustee.

                                   ARTICLE II.

                                FORM OF SECURITY

         2.1. In accordance with Article I of this Seventh Supplemental Indenture, Exhibit A to the Indenture is hereby amended so that all references to Schuler shall, where appropriate, be deemed to be referenced to "D.R. Horton, Inc." and further amended to reflect such changes in phraseology or form as may be required thereby. Exhibit A to the Indenture is hereby amended so that the references to the Company's address shall be deemed to be 1901 Ascension Blvd., Suite 100, Arlington, Texas 76006, Attention: Chief Financial Officer.

                                  ARTICLE III.

                              ADDITIONAL GUARANTORS

         3.1. In accordance with Sections 4.18 and 10.03 of the Indenture, the following Restricted Subsidiaries of the Company (the "Additional Guarantors") hereby severally agree to be subject to and bound by the terms of the Indenture applicable to a Guarantor and hereby jointly and severally unconditionally and irrevocably guarantee on a senior basis the payment of the Securities pursuant to the terms of Article 10 of the Indenture:

Name                                                             Jurisdiction of Organization
----                                                             ----------------------------
C. Richard Dobson Builders, Inc.                                         Virginia
CH Investments of Texas, Inc.                                            Delaware
CHI Construction Company                                                 Arizona
CHTEX of Texas, Inc.                                                     Delaware
Continental Homes, Inc.                                                  Delaware
Continental Homes of Florida, Inc.                                       Florida
Continental Homes of Texas, L.P.                                         Texas
Continental Residential, Inc.                                            California
D.R. Horton, Inc. - Birmingham                                           Alabama
D.R. Horton, Inc. - Chicago                                              Delaware
D.R. Horton, Inc. - Denver                                               Delaware
D.R. Horton, Inc. - Dietz-Crane                                          Delaware
D.R. Horton, Inc. - Greensboro                                           Delaware
D.R. Horton, Inc. - Jacksonville                                         Delaware
D.R. Horton, Inc. - Louisville                                           Delaware
D.R. Horton Los Angeles Holding Company, Inc.                            California
D.R. Horton Management Company, Ltd.                                     Texas
D.R. Horton, Inc. - Minnesota                                            Delaware
D.R. Horton, Inc. - New Jersey                                           Delaware
D.R. Horton, Inc. - Portland                                             Delaware
D.R. Horton, Inc. - Sacramento                                           California
D.R. Horton San Diego Holding Company, Inc.                              California
D.R. Horton - Emerald, Ltd.                                              Texas
D.R. Horton - Texas, Ltd.                                                Texas
D.R. Horton, Inc. - Torrey                                               Delaware
DRH Cambridge Homes, Inc.                                                California
DRH Cambridge Homes, LLC                                                 Delaware
DRH Construction, Inc.                                                   Delaware
DRH Regrem II, Inc.                                                      Delaware
DRH Regrem III, Inc.                                                     Delaware
DRH Regrem IV, Inc.                                                      Delaware

Name                                                             Jurisdiction of Organization
----                                                             ----------------------------
DRH Regrem V, Inc.                                                       Delaware
DRH Regrem VII, LP                                                       Texas
DRH Regrem VIII, LLC                                                     Delaware
DRH Southwest Construction, Inc.                                         California
DRH Title Company of Colorado, Inc.                                      Colorado
DRH Tucson Construction, Inc.                                            Delaware
DRHI, Inc.                                                               Delaware
KDB Homes, Inc.                                                          Delaware
Meadows I, Ltd.                                                          Delaware
Meadows II, Ltd.                                                         Delaware
Meadows VIII, Ltd.                                                       Delaware
Meadows IX, Inc.                                                         New Jersey
Meadows X, Inc.                                                          New Jersey
SHLR of Utah, Inc.                                                       Utah
Western Pacific Housing, Inc.                                            Delaware
D.R. Horton-Schuler Homes, LLC                                           Delaware
Western Pacific Housing-Park Avenue East, LLC                            Delaware
Western Pacific Housing-Park Avenue West, LLC                            Delaware
Western Pacific Housing-Copper Canyon, LLC                               Delaware
Western Pacific Housing-Del Valle, LLC                                   Delaware
Western Pacific Housing-River Ridge, LLC                                 Delaware
SGS Communities at Grande Quay, LLC                                      New Jersey


         3.2. The Additional Guarantors shall execute and deliver a Guarantee, which shall be incorporated herein by reference in the form set forth in Exhibit B to the Indenture.

                                   ARTICLE IV.

                                MERGED GUARANTORS

         4.1 In accordance with Section 10.04 of the Indenture, the Company and the Trustee acknowledge that the following Merged Guarantors have merged with and into WPHI, and that all Obligations of the Merged Guarantors under the Securities, the Indenture, the Registration Rights Agreement and the Guarantees have been assumed by WPHI:

               Porter LP LLC
               Western Pacific Housing Development Limited Partnership Western Pacific Housing Development II Limited Partnership WPH-Porter, LLC
               Tracy, LLC (formerly WPH-Edgewood 56, LLC)

               Western Pacific Housing-Agoura I, LLC
               Western Pacific Housing-American Canyon, LLC
               Western Pacific Housing-Bay Vista, LLC
               Western Pacific Housing-Cabrera, LLC
               Western Pacific Housing-Calvine, LLC
               Western Pacific Housing-Cloverdale I, LLC
               Western Pacific Housing-Cloverdale II, LLC
               Western Pacific Housing-Cordelia Commons I, LLC Western Pacific Housing-Coto I, LLC
               Western Pacific Housing-Cypress Woods, LLC
               Western Pacific Housing-Deer Creek, LLC
               Western Pacific Housing-East Park, LLC
               Western Pacific Housing-Edgewood 45, LLC
               Western Pacific Housing-Escondido, LLC
               Western Pacific Housing-Fieldstone, LLC
               Western Pacific Housing-Hercules MRB, LLC
               Western Pacific Housing-Hercules Village, LLC Western Pacific Housing-Land Park North, LLC Western Pacific Housing-Laurel Woods II, LLC Western Pacific Housing-Martinez, LLC
               Western Pacific Housing-Menifee, LLC
               Western Pacific Housing-Montellano, LLC
               Western Pacific Housing-Murrieta, LLC
               Western Pacific Housing-Natomas Village 13, LLC Western Pacific Housing-Paradise Creek, LLC Western Pacific Housing-Providence I, LLC Western Pacific Housing-Rowland Heights, LLC Western Pacific Housing-Saddlebrook, LLC Western Pacific Housing-San Elijo, LLC
               Western Pacific Housing-Simi I, LLC
               Western Pacific Housing-Sonoma, LLC
               Western Pacific Housing-Spanish Hills, LLC
               Western Pacific Housing-Stone Lake, LLC
               Western Pacific Housing-Sun Valley, LLC
               Western Pacific Housing-Terra Bay Woods, LLC
               Western Pacific Housing-Torrey Glenn, LLC
               Western Pacific Housing-Towngate, LLC
               Western Pacific Housing-Valpico, LLC
               Western Pacific Housing-Westminster, LLC
               Western Pacific Housing-Windsor Pointe, LLC
               Western Pacific Housing-Black Mountain, LLC
               Western Pacific Housing-Cameron Meadows, LLC
               Western Pacific Housing-Carlsberg Ranch, LLC
               Western Pacific Housing-Carpenteria, LLC
               Western Pacific Housing-Dos Vientos 78, LLC

               Western Pacific Housing-Fillmore, LLC
               Western Pacific Housing-San Elijo Area R, LLC Western Pacific Housing-Scott Ranch, LLC Western Pacific Housing-Sorrento, LLC
               Western Pacific Housing-Torrey, LLC
               Western Pacific Housing-Torrey Santa Fe, LLC
               WPH-SAL2, L.P.
               WPH-SAL1, L.P.
               Western Pacific Housing-Altamar, LLC
               Western Pacific Housing-Altura, L.P.
               Western Pacific Housing-Arbor Hills, LLC
               Western Pacific Housing-Bella Nevona, LLC
               Western Pacific Housing-Carlsbad I, LLC
               Western Pacific Housing-Carter Station, LLC
               Western Pacific Housing-Corona, L.P.
               Western Pacific Housing-Curran Grove, LLC
               Western Pacific Housing-Del Sol
               Western Pacific Housing-El Camino, LLC
               Western Pacific Housing-Financing Partners
               Western Pacific Housing-Glen View, LLC
               Western Pacific Housing-Hamptons, L.P.
               Western Pacific Housing-Mayfair, LLC
               Western Pacific Housing-Pacific Park, L.P.
               Western Pacific Housing-Penasquitos, LLC
               Western Pacific Housing-Rancho Del Tio, LLC
               Western Pacific Housing-Riverside I, LLC
               Western Pacific Housing-San Simeon, L.P.
               Western Pacific Housing-San Simeon II, L.P.
               Western Pacific Housing-Shadow Creek, LLC
               Western Pacific Housing-Skyridge, L.P.
               Western Pacific Housing-Stanton I, LLC
               Western Pacific Housing-Sunset Hills I, L.P.
               Western Pacific Housing-Sunset Hills II, L.P. Western Pacific Housing-Sutton Place, LLC Western Pacific Housing-Tiburon II, L.P. Western Pacific Housing-Torrey Hills, LLC Western Pacific Housing-Westlake, L.P. Western Pacific Housing-Winterhaven, LLC Western Pacific Housing-Woods, L.P.
               Western Pacific Housing-Brea Olinda, LLC
               Western Pacific Housing-Lemon Grove, LLC
               Western Pacific Housing-Camarillo, LLC
               Western Pacific Housing-Gonsalves, LLC

                                   ARTICLE V.

                            MISCELLANEOUS PROVISIONS

         5.1. This Seventh Supplemental Indenture constitutes a supplement to the Indenture, and the Indenture and this Seventh Supplemental Indenture shall be read together and shall have the effect so far as practicable as though all of the provisions thereof and hereof are contained in one instrument.

         5.2 The parties may sign any number of copies of this Seventh Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         5.3 In the event that any provision in this Seventh Supplemental Indenture or the Notes shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         5.4 The article and section headings herein are for convenience only and shall not affect the construction hereof.

         5.5 Any capitalized term used in this Seventh Supplemental Indenture and not defined herein that is defined in the Indenture shall have the meaning specified in the Indenture, unless the context shall otherwise require.

         5.6 All covenants and agreements in this Seventh Supplemental Indenture by the Company, the existing guarantors and the Additional Guarantors shall bind each of their successors and assigns, whether so expressed or not. All agreements of the Trustee in this Seventh Supplemental Indenture shall bind its successors and assigns.

         5.7 The laws of the State of New York shall govern this Seventh Supplemental Indenture, the Notes and the Guarantees.

         5.8 Except as amended by this Seventh Supplemental Indenture, the terms and provisions of the Indenture shall remain in full force and effect.

         5.9 This Seventh Supplemental Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Seventh Supplemental Indenture.

         5.10 All liability described in paragraph 16 of the Notes, of any director, officer, employee or stockholder, as such, of the Company is waived and released.

         5.11 The Trustee accepts the modifications of the trust effected by this Seventh Supplemental Indenture, but only upon the terms and conditions set forth in the Indenture. Without limiting the generality of the foregoing, the Trustee assumes no responsibility for the correctness of the recitals herein contained which shall be taken as the statements of the

Company and the Trustee shall not be responsible or accountable in any way whatsoever for or with respect to the validity or execution or sufficiency of this Seventh Supplemental Indenture and the Trustee makes no representation with respect thereto.



            [SIGNATURES INTENTIONALLY APPEAR ON NEXT PAGE FOLLOWING]

         IN WITNESS WHEREOF, the parties hereto have caused this Seventh Supplemental Indenture to be duly executed, all as of the day and year first above written.


                                  D.R. HORTON, INC.

                                  By: /s/ SAMUEL R. FULLER
                                     --------------------------------------
                                     Samuel R. Fuller
                                     Executive Vice President,
                                     Chief Financial Officer, and Treasurer


                                  ADDITIONAL GUARANTORS:

                                  C. Richard Dobson Builders, Inc.
                                  CHI Construction Company
                                  CHTEX of Texas, Inc.
                                  Continental Homes, Inc.
                                  Continental Homes of Florida, Inc.
                                  Continental Residential, Inc.
                                  D.R. Horton, Inc. - Birmingham
                                  D.R. Horton, Inc. - Chicago
                                  D.R. Horton, Inc. - Denver
                                  D.R. Horton, Inc. - Dietz-Crane
                                  D.R. Horton, Inc. - Greensboro
                                  D.R. Horton, Inc. - Jacksonville
                                  D.R. Horton, Inc. - Louisville
                                  D.R. Horton Los Angeles Holding Company, Inc. D.R. Horton, Inc. - Minnesota
                                  D.R. Horton, Inc. - New Jersey
                                  D.R. Horton, Inc. - Portland
                                  D.R. Horton, Inc. - Sacramento
                                  D.R. Horton, Inc. - Torrey
                                  D.R. Horton San Diego Holding Company, Inc.
                                  DRH Cambridge Homes, Inc
                                  DRH Construction, Inc.
                                  DRH Regrem II, Inc.
                                  DRH Regrem III, Inc.
                                  DRH Regrem IV, Inc.
                                  DRH Regrem V, Inc.
                                  DRH Southwest Construction, Inc.
                                  DRH Title Company of Colorado, Inc.
                                  DRH Tucson Construction, Inc.
                                  DRHI, Inc.
                                  KDB Homes, Inc.

                                  Meadows I, Ltd.
                                  Meadows VIII, Ltd.
                                  Meadows IX, Inc.
                                  Meadows X, Inc.


                                  By: /s/ SAMUEL R. FULLER
                                     -------------------------------------
                                     Samuel R. Fuller
                                     Treasurer

                                  DRH Regrem VIII, LLC
                                  DRH Cambridge Homes, LLC

                                         By: D.R. Horton, Inc. - Chicago,
                                             a member

                                         By: /s/ SAMUEL R. FULLER
                                             -----------------------------------
                                             Samuel R. Fuller
                                             Treasurer


                                  D.R. Horton - Emerald, Ltd.
                                  D.R. Horton Management Company, Ltd.
                                  D.R. Horton-Texas, Ltd.
                                  DRH Regrem VII, LP


                                         By: Meadows I, Ltd., the general
                                             partner


                                         By: /s/ SAMUEL R. FULLER
                                             -----------------------------------
                                             Samuel R. Fuller
                                             Treasurer

                                  SGS Communities At Grande Quay, LLC

                                         By: Meadows IX, Inc., a member


                                         By: /s/ SAMUEL R. FULLER
                                             -----------------------------------
                                             Samuel R. Fuller
                                             Treasurer

                                             and

                                         By: Meadows X, Inc., a member


                                         By: /s/ SAMUEL R. FULLER
                                             -----------------------------------
                                             Samuel R. Fuller
                                             Treasurer

                                  Continental Homes of Texas, L.P.

                                         By: CHTEX of Texas, Inc., the
                                             general partner


                                         By: /s/ SAMUEL R. FULLER
                                             -----------------------------------
                                             Samuel R. Fuller
                                             Treasurer

                                         Meadows II, Ltd.
                                         CH Investments of Texas, Inc.



                                         By: /s/ WILLIAM PECK
                                            ------------------------------------
                                            William Peck
                                            President

                                  Western Pacific Housing, Inc.
                                  SHLR of Utah, Inc.
                                  Western Pacific Housing-Park Avenue
                                    East, LLC
                                  Western Pacific Housing-Park Avenue
                                    West, LLC
                                  Western Pacific Housing-Copper Canyon,
                                    LLC
                                  Western Pacific Housing-Del Valle, LLC
                                  Western Pacific Housing-River Ridge, LLC


                                  By: /s/ THOMAS CONNELLY
                                     -------------------------------------------
                                     Thomas Connelly, Chief Financial Officer
                                     and Secretary of each corporate guarantor
                                     and of each managing member or sole manager
                                     of each limited liability company guarantor


                                  D.R. Horton-Schuler Homes, LLC

                                          By: Vertical Construction
                                              Corporation, its manager



                                          By: /s/ THOMAS CONNELLY
                                             -----------------------------------
                                              Thomas Connelly
                                              Chief Financial Officer
                                              and Secretary

                                EXISTING GUARANTORS:

                                Schuler Homes of California, Inc.
                                Schuler Homes of Oregon, Inc.
                                Schuler Homes of Washington, Inc.
                                Melody Homes, Inc.
                                Melody Mortgage Co.
                                Schuler Realty/Maui, Inc.
                                Schuler Realty/Oahu, Inc.
                                Vertical Construction Corporation
                                 (Formerly Lokelani Construction
                                  Corporation)
                                SHLR of Washington, Inc.
                                SHLR of Colorado, Inc.
                                SSHI LLC
                                SHLR of Nevada, Inc.
                                SRHI LLC
                                Schuler Homes of Arizona LLC
                                SHLR of California, Inc.
                                Schuler Mortgage, Inc.
                                SHA Construction LLC
                                LAMCO Housing, Inc.
                                AP LHI, Inc.
                                APLAM, LLC
                                AP Western GP Corporation
                                AP WP Partners, L.P.
                                AP WP Operating Corporation
                                HPH Homebuilders 2000 LP
                                Porter GP LLC
                                Western Pacific Housing Management, Inc.
                                  (formerly known as Western Pacific
                                   Housing, Inc.)
                                Western Pacific Housing-Antigua, LLC
                                Western Pacific Housing-Broadway, LLC
                                Western Pacific Housing-Carrillo, LLC
                                Western Pacific Housing-Communications
                                   Hill, LLC
                                Western Pacific Housing-Creekside, LLC
                                Western Pacific Housing-Lomas Verdes,
                                   LLC
                                Western Pacific Housing-Norco Estates,
                                   LLC
                                Western Pacific Housing-Robinhood Ridge,
                                   LLC

                                Western Pacific Housing-Vineyard Terrace,
                                   LLC
                                Western Pacific Housing-Lyons Canyon
                                   Partners, LLC
                                Western Pacific Housing-Torrey Village
                                   Center
                                WPH-Camino Ruiz, LLC
                                WPH-HPH LLC
                                Western Pacific Funding, Inc.
                                Western Pacific Housing - McGonigle
                                   Canyon, LLC
                                Western Pacific Housing-Torrey
                                   Commercial, LLC
                                Western Pacific Housing-Torrey Multi-
                                   Family, LLC
                                Allegra, LLC
                                Coto Venture, Ltd.
                                HPH Homebuilders LP 1995
                                HPH Homebuilders LP 1996
                                Livermore Homebuilders LP
                                Oakley-Avalon LP
                                Western Pacific Housing-Aviara, L.P.
                                Western Pacific Housing Co.
                                Western Pacific Housing-Canyon Park, LLC
                                Western Pacific Housing-Carmel, LLC
                                Western Pacific Housing-Coto Venture, L.P.
                                Western Pacific Housing-Culver City, L.P.
                                Western Pacific Housing-Lost Hills Park,
                                   LLC
                                Western Pacific Housing-Mountaingate,
                                   L.P.
                                Western Pacific Housing-Oso, L.P.
                                Western Pacific Housing-Pacific Park II,
                                   LLC
                                Western Pacific Housing-Poinsettia, L.P.
                                Western Pacific Housing-Santa Fe, LLC
                                Western Pacific Housing-Scripps, L.P.
                                Western Pacific Housing-Scripps II, LLC
                                Western Pacific Housing-Seacove, L.P. Western Pacific Housing-Westlake II, L.P.
                                Western Pacific Housing-Windflower, L.P.
                                Western Pacific Housing-Boardwalk, LLC
                                Western Pacific Housing-Studio 528, LLC
                                Western Pacific Housing-Terra Bay Duets,
                                   LLC

                                Western Pacific Housing-Torrey Meadows,
                                   LLC
                                Western Pacific Housing-Windemere, LLC
                                  (formerly known as Western Pacific
                                   Housing- Glacier, LLC)
                                Western Pacific Housing-Playa Vista, LLC
                                Western Pacific Housing-Torrance, LLC


                                By: /s/ THOMAS CONNELLY
                                   ---------------------------------------------
                                   Thomas Connelly, Chief Financial Officer and
                                   Secretary of each corporate guarantor, of
                                   each managing member or sole manager of each
                                   limited liability company guarantor, and of
                                   each general partner of each limited
                                   partnership guarantor

                                BNY Western Trust Company, as Trustee



                                By: /s/ GARRETT P. SMITH
                                   ---------------------------------------------
                                Name: Garrett P. Smith
                                     -------------------------------------------
                                Title: Vice President
                                      ------------------------------------------